UDC HOMES, INC.

                             STOCKHOLDERS AGREEMENT


         THIS STOCKHOLDERS AGREEMENT ("Agreement") is made and entered into as of the 6th day of May, 1996, by and among DMB RESIDENTIAL L.L.C., an Arizona limited liability company ("DMB"), EASTRICH NO. 184, LLC, a Delaware limited liability company ("AEW"), and UDC HOMES, INC., a Delaware corporation (the "Company"). DMB and AEW, together with their permitted successors and assigns, are sometimes referred to herein individually as "Stockholder" and collectively as "Stockholders."

                             W I T N E S S E T H:

         WHEREAS, DMB and AEW are the owners of all of the issued and outstanding common stock ("Shares") of the Company as follows:

                      Name                  No. of Shares
                      ----                  -------------

                      DMB                   500 Shares

                      AEW                   500 Shares

         WHEREAS, DMB and AEW are owners of Series C Subordinated Notes (the "Series C Notes") issued by the Company as follows:

                      Name                  Principal Amount of Notes
                      ----                  -------------------------

                      DMB                   $15,000,000


                      AEW                   $15,000,000

         WHEREAS, DMB and AEW have each made advances to the Company in the amount of $5,000,000, pursuant to which the Company has agreed, to the extent permitted by its creditors, to issue to each of DMB and AEW $5,000,000 of Series D Subordinated Notes (the "Series D Notes") or, if not so permitted, to reflect such amounts as additional paid-in capital with respect to the Shares.

         WHEREAS, the parties hereto desire to promote their interests and the interests of the Company by imposing certain restrictions and obligations on the Stockholders, the Company and the Shares.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter contained, and for other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                   RESTRICTIONS ON TRANSFER; TAKE-ALONG RIGHTS

         1.1 Shares Subject to Restrictions. All capital stock of the Company hereafter owned by any Stockholder shall be subject to all the terms and conditions of Articles 1, 2 and 6 hereof and for all purposes shall be deemed "Shares" thereunder.

         1.2 Transfer Restrictions. Other than as expressly permitted by this Agreement, no Stockholder shall transfer, or permit the transfer of, all or any part of its Shares, or any interest therein, whether legal or beneficial, now owned or hereafter acquired by such Stockholder without the advance written consent of the other Stockholder; provided, however, that the foregoing shall not be deemed to limit or restrict any transfer, direct or indirect, of either the Shares or any interest in DMB or AEW provided that: (i) the Shares continue to be controlled and beneficially owned by a single entity (the "AEW Shareholder" or the "DMB Shareholder," as the context requires) which is majority owned and controlled by the present owners of DMB or AEW, as the case may be, and (ii) any permitted transferee of the Shares agrees to be bound to the terms of this Agreement in which case any such permitted transferee shall for all purposes be deemed to be a "Stockholder" hereunder. Any attempted transaction not in compliance with this Section 1.2 shall be void. As used in this Agreement, the verb "transfer," in whatever form, number or tense, shall mean, as the case may be, to pledge, encumber or in any manner use as collateral, to transfer, sell or otherwise dispose of, or suffer disposition or encumbrance, voluntarily or involuntarily.

         1.3 Permitted Transfers. Commencing on the third anniversary date hereof and unless and until such restrictions may be terminated pursuant to
Section  1.5, a  Stockholder  may sell its  Shares  free of the  limitations  of
Section 1.2 provided that such Shares are first offered to the other Stockholder pursuant to Article 2. Any attempted transaction not in compliance with this
Section 1.3 shall be void.

         1.4 Fifth Year Take-Along Rights. At any time after the fifth anniversary of the date of this Agreement, if a Stockholder desires to sell its Shares other than as permitted by Section 1.2, such Stockholder may exercise the take-along rights provided in this Section 1.4. The Stockholder shall first offer its Shares to the other Stockholder in accordance with the provisions of
Article 2; provided, however, that the Selling Stockholder (as defined in Section 2.1.1) shall include in its Offering Notice pursuant to Section 2.1.1 a statement that it intends to exercise its take-along rights pursuant to this
Section 1.4 if the Offered Shares (as defined in Section 2.1.1) are not acquired by the Optionee (as defined in Section 2.1.1) as provided in Article 2. In the event the Optionee does not elect to acquire all of the Offered Shares pursuant to Article 2 and the Selling Stockholder notifies the Optionee in writing within ten days of the offer period provided in Section 2.2.1 that it is exercising its take-along rights pursuant to this Section 1.4, the Optionee shall be deemed to have elected to join the Selling Stockholder in selling all of its Shares to a Proposed Purchaser (as defined in Section 2.4) as hereinafter provided. The Selling Stockholder may transfer all, but not less than all, of the Offered Shares to a Proposed Purchaser at a price (the "Actual Price") that is no less than the Share Price, no later than the two hundred and seventieth day following the last day of the last option period provided for herein. The other Stockholder shall: (i) join the Selling Stockholder in transferring its Shares to the Proposed Purchaser, (ii) receive the Actual Price for such its Shares, and (iii) be entitled to transfer its Shares to the Proposed Purchaser on the same terms and conditions as the Selling Stockholder. Each Stockholder agrees to execute, acknowledge and deliver such documents as may be required to transfer its Shares pursuant to this Section 1.4.

         1.5 Termination of Transfer Restrictions, Right of First Offer and Take-Along Rights. The transfer restrictions, right of first offer and take-along rights set forth in Sections 1.2, 1.3 and 1.4 shall terminate upon the closing of an initial public offering of equity securities of the Company to the general public (an "IPO") that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                                    ARTICLE 2

                              RIGHT OF FIRST OFFER

         2.1 Offering Notice; Involuntary Transfer Date; Fair Market Value. For the period set forth in Section 1.3, each Stockholder hereby covenants that it will not transfer any Shares, or any interest therein, whether legal or beneficial, other than as permitted by Section 1.2 without first offering to transfer the same to the other Stockholder as hereinafter provided:

                  2.1.1 Offering Notice. Any Stockholder (the "Selling Stockholder") desiring to transfer the Shares which it owns shall, prior to transferring the same, offer in writing to transfer all of such Shares to the other Stockholder ("Optionee"). The offer (the "Offering Notice") shall identify the number of Shares owned by the Selling Stockholder (the "Offered Shares") and shall set forth the per share consideration (the "Share Price") for which the Selling Stockholder intends to sell the Offered Shares, which shall be determined by the Selling Stockholder in its sole discretion.

                  2.1.2 Involuntary Transfer Date. Any Stockholder who becomes aware that there is a reasonable possibility that Shares held by such Stockholder may be transferred involuntarily in the reasonably foreseeable future shall provide written notice to the Company and the other Stockholder describing in reasonable detail the known circumstances concerning the possible transfer and thereafter keep the Company and the other Stockholder reasonably informed with respect to the potential transfer. The date upon which an involuntary transfer becomes effective shall be an "Involuntary Transfer Date" for purposes of this Agreement. In the event of the occurrence of an Involuntary Transfer Date, any person or entity who receives Shares as a result of the transfer that occurred on the Involuntary Transfer Date shall be deemed to be a "Selling Stockholder" for purposes of this Agreement, such Shares shall be deemed to be "Offered Shares", and upon receipt of notice of such event, the Company shall send written notice of such event identifying the number of Shares and the interest therein held by the Selling Stockholder to the Optionee, and such notice shall be deemed to be an "Offering Notice." Such Optionee shall have the right to purchase such Offered Shares pursuant to this Article 2 at their then Fair Market Value as determined in accordance with Section 2.1.3, which shall be deemed to be the "Share Price".

                  2.1.3 Fair Market Value. The "Fair Market Value" of the Offered Shares shall be the single value negotiated by and agreeable to the Selling Stockholder (or its representative) and the Optionee. If a Fair Market Value cannot be agreed upon in writing within fifteen days after the receipt of the Offering Notice by the Optionee, the Fair Market Value shall be determined by an independent third-party appraiser, who shall be reasonably qualified to conduct and perform an appraisal of the Offered Shares. The appraiser shall be selected as follows: the Selling Stockholder and the Optionee shall each select one appraiser and the two appraisers so selected shall select the appraiser to determine the Fair Market Value of the Offered Shares. The appraiser so selected shall complete its appraisal within forty-five days of its appointment. The determination of the appraiser shall be binding on the Selling Stockholder and the Optionee. The fees and expenses associated with such appraisal shall be paid by the Selling Stockholder. Upon written notice of the determination of Fair Market Value to the Selling Stockholder and the Optionee, which shall constitute an "Offering Notice", the Optionee shall have the period set forth in Section 2.2.1 to determine whether to acquire the Offered Shares.

         2.2      Options to Purchase.

                  2.2.1 Option. The Optionee shall have an option, continuing for a period of ninety days, beginning with the day following receipt of the Offering Notice to acquire, at the Share Price, the Offered Shares. The Optionee may acquire all, but not less than all, of the Offered Shares. If the Optionee desires to acquire the Offered Shares, the Optionee shall deliver to the Selling Stockholder (with a copy to the Secretary of the Company) within said forty-five day period a written election so to acquire the Offered Shares.

                  2.2.2 Failure to Exercise Option. If an Optionee does not give timely notice of its election to exercise any option under this Section 2.2, such Optionee shall be deemed to have elected not to exercise that option.

         2.3 Election to Acquire All Offered Shares. If pursuant to this Agreement, the Optionee elects to acquire all the Offered Shares, the Optionee shall be obligated to consummate its election to acquire the Offered Shares no later than the ninetieth day following the last day of the option period provided for herein. The price to acquire each Offered Share shall be the Share Price, which shall be paid by the Optionee to the Selling Stockholder no later than the ninetieth day following the last day of the option period provided herein. The Offered Shares so acquired shall for all purposes remain subject to this Agreement and shall have such preemptive, registration and other rights as are set forth herein.

         2.4 Failure to Acquire All Offered Shares. If pursuant to this Agreement, the Optionee does not elect to acquire all the Offered Shares, the Selling Stockholder may transfer all, but not less than all, of the Offered Shares to a third party (the "Proposed Purchaser") at a per share price that is no less than the Share Price, no later than the two hundred and seventieth day following the last day of the option period provided for herein. The Offered Shares shall for all purposes remain subject to Articles 1 and 2 hereof and the Proposed Purchaser (including any person taking the Shares as collateral pursuant to a pledge or other encumbrance) shall, upon completion of the transaction, immediately be deemed a Stockholder for purposes of Articles 1 and
2. The Proposed Purchaser shall execute and deliver all documents reasonably necessary to effectuate the provisions of this Section 2.4, including without limitation this Agreement. If the transaction with the Proposed Purchaser is not consummated by such two hundred and seventieth day, then all the provisions of this Agreement shall be deemed to apply again to the Offered Shares.

                                    ARTICLE 3

                               REGISTRATION RIGHTS

         3.1 Demand Rights. If either the AEW Shareholder or the DMB Shareholder (the "Initiating Holder") requests that the Company register Shares (such Shares are referred to in this Article 3 as the "Registrable Securities"), the Company will use its best efforts to effect the registration of such Registrable Securities pursuant to the Securities Act and such blue sky and other state securities laws as such Initiating Holder shall request (collectively, the "Securities Laws"); provided, however, that the Company shall not be obligated to effect any such registration of Registrable Securities hereunder: (i) unless such Registrable Securities shall have an aggregate offering price to the public of not less than $50,000,000 (prior to underwriters' commissions and offering expenses), or, if less, shall consist of the balance of such Initiating Holder's Shares, (ii) until the third anniversary of the date of this Agreement and (iii) unless it obtains the consent of the Stockholders as required by Section 6.1.

         3.2 Notice of Registration. Upon receipt of notice from the Initiating Holder pursuant to Section 3.1, the Company shall promptly attempt to obtain the Stockholder consent required by Section 6.1. Once the Company has obtained the Stockholder consent required by Section 6.1, the Company shall promptly give written notice of such request (together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws) to the other Stockholder as soon as practicable and, subject to the limitations of this Article 3, use its best efforts to effect the registration under the Securities Laws of all such Registrable Securities that the Initiating Holder request to register, together with all of the Shares, which shall be considered "Registrable Securities" for purposes of this Article 3, of any other Stockholder that so requests registration by notice to the Company which is given within thirty days after the notice from the Company described above; provided, however, that the Company shall have no liability to any person if, after exercising its best efforts, the registration statement is not declared or ordered effective under the Securities Laws. In effecting such registration, the Company shall execute an undertaking to file required post-effective amendments and shall use its best efforts to permit and facilitate the sale of the Registrable Securities in compliance with the Securities Laws and rules and regulations promulgated thereunder. If the offering undertaken pursuant to the notice required by this Section 3.1 is not consummated within one hundred and eighty days, then all the provisions of this Agreement shall be deemed to apply again to the Registrable Securities.

         3.3 Underwriting. If the Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section
3.1 and the Company shall include such information in the written notice referred to in Section 3.2. In such event, the right of the other Stockholder to include its Registrable Securities in such registration shall be conditioned upon such Stockholder's participation in such underwriting and the inclusion of such Stockholder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Initiating Holder, the underwriter, the Company and such Stockholder) to the extent provided herein.

         3.4 Underwriting Agreement. Each Stockholder proposing to distribute its Registrable Securities through such underwriting and the Company (together with the Other Stockholders as provided in Section 3.6) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holder and reasonably acceptable to the Company. No Stockholder shall be required to make any representations or warranties to the Company or the underwriter other than those relating to such Stockholder, its Registrable Securities and its intended method of distribution and information about such Stockholder provided by such Stockholder for use in any registration statement. If any Stockholder that wishes to have its Registrable Securities registered disapproves of the terms of the underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holder of its disapproval of the terms of the underwriting within ten days of notice of the terms of the underwriting from the Company or the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from the registration.

         3.5 Limitation on Demand Registration. The Company shall not be required to effect more than one registration under Section 3.1 during any twelve-month period from any Initiating Holder (provided that any registration that does not become effective shall not be counted as one of the demand registrations) and shall not be obligated to effect a registration: (i) during the one hundred eighty-day period commencing with the effective date of the Company's initial public offering, (ii) if it delivers notice to the Stockholders within thirty days of any registration request of its intent to file a registration statement for an initial public offering within ninety days, or (iii) if the Initiating Holder may sell, in a single transaction, all Shares owned by it pursuant to the provisions of Rule 144 of the Securities Act.

         3.6 Rights of Company and Other Stockholders. The Company and any other stockholders of the Company entitled to participate in such registration otherwise than pursuant to this Agreement (the "Other Stockholders"), may participate in such registration, provided that the Company and any such Other Stockholders agree to sell any shares being registered on their behalf on the same basis as provided in any underwriting agreement to which the Stockholders are a party. Notwithstanding the foregoing, without the advance written consent of each Stockholder, the Company shall not grant registration rights to any person or entity that are equal to or superior to the rights granted to the Stockholders hereunder.

         3.7 Reduction of Registered Securities. If the managing underwriter of any offering undertaken pursuant to Section 3.1 advises that the registration of the number of shares of Registrable Securities, together with the common stock sought to be registered by the Company and any Other Stockholders entitled to participate in such registration, if any, in its opinion will have a material adverse impact on the offering (including without limitation causing the proceeds or the price per share the Initiating Holder will derive from such registration to be reduced or causing the number of securities to be registered to be too large a number to be reasonable sold), the number of securities sought to be registered shall be reduced as follows:

                  (i) the number of shares of common stock sought to be registered by the Company and any Other Stockholders shall be reduced pro rata, to the extent necessary to reduce the offering to the number of shares recommended by the managing underwriter (the "Recommended Number"); and

                  (ii) if the reduction provided for in clause (i) above does not reduce the number of securities to be registered to the Recommended Number, then the number of shares of Registrable Securities held by the Stockholders shall be reduced pro rata to the extent necessary to reduce the number of securities to be registered to the Recommended Number.

         3.8 Notice by Company. Anything herein to the contrary notwithstanding, if the Company shall furnish notice to the Initiating Holder that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such for a period of not more than ninety days after receipt of the request from the Initiating Holder; provided, however, that the Company may not make such certification more than once in any twelve-month period.

         3.9 Piggy-Back Registration Rights. If the Company proposes to register common stock under the Securities Laws in a public offering solely for cash (other than a registration on Form S-8 or Form S-4, or any successor form to either such form or pursuant to Section 3.1), the Company shall, at such time, promptly give each Stockholder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of any Stockholder given within fifteen days after receipt of such written notice from the Company, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Shares that each such Stockholder has requested to be registered, which shall be deemed to be "Registrable Securities" for purposes of this Section 3.9. If the managing underwriter of any offering undertaken pursuant to this Section 3.9 advises that the registration of the number of shares of Registrable Securities, together with the common stock sought to be registered by the Company and any Other Stockholders entitled to participate in such registration, if any, in its opinion will have a material adverse impact on the offering (including without limitation causing the proceeds or the price per share the Company will derive from such registration to be reduced or causing the number of securities to be registered to be too large a number to be reasonably sold), the number of securities sought to be registered shall be reduced as follows:

                  (i) the number of shares of common stock sought to be registered by the Other Stockholders that have exercised piggy-back registration rights shall be reduced pro rata, to the extent necessary to reduce the number of securities to be registered to the Recommended Number; and

                  (ii) if the reduction provided for in clause (i) above does not reduce the number of securities to be registered to the Recommended Number, then the number of shares of Registerable Securities shall be reduced pro rata to the extent necessary to reduce the number of securities to the Recommended Number.

         3.10 S-3 Registrations. For a period of three years from the date that the Company has completed an IPO and provided that Form S-3 (or a successor to such form) is available to the Company, if a Stockholder so requests and subject to the provisions of Section 6.1, the Company shall register such Shares on Form S-3 pursuant to the provisions of this Article 3; provided, however, that each Stockholder shall be entitled to no more than two registrations on Form S-3 per year and any such registered offering shall be for gross offering proceeds of not less than $1,000,000.

         3.11 Registration Expenses. All registration expenses (exclusive of underwriting discounts and commissions) incurred in connection with any registration, qualification or compliance pursuant to this Article 3 shall be borne by the Company.

         3.12 Registration Procedure. In the case of each registration effected by the Company pursuant to this Article 3, the Company will keep each participating Stockholder advised in writing as to the completion thereof and will, at its expense: (i) keep such registration effective for a period of ninety days or until the Stockholders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and (ii) furnish such number of prospectuses and other documents incident thereto as a Stockholder from time to time may reasonably request.

         3.13 Stand-off Agreement. Each Stockholder hereby agrees that it will not, to the extent requested by the Company and an underwriter of common stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Shares during the one hundred and eighty-day period (or such shorter period agreed to by the managing underwriter for such offering, if any) following the effective date of a registration statement relating to an IPO; provided, however, that such agreement shall only be applicable if all officers, directors and holders of more than five percent of the Company's common stock are similarly bound. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such one hundred and eighty-day period.

         3.14 Filing of Reports. The Company will, from and after such time as the Company may have any class of its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or it may have become subject to Section 15(d) thereof, file in a timely manner such reports as are required to be filed by it with the Securities and Exchange Commission so that Rule 144 under the Securities Act will be available to the Stockholders of the Company in the event they are able to take advantage of the provisions of such rule.

         3.15 Indemnification. If any Shares are included in a registration statement under this Agreement:

                  3.15.1 Indemnification of Stockholders. To the extent permitted by law, the Company will indemnify and hold harmless each Stockholder, the officers, directors, partners and general partners of each Stockholder, any underwriter (as defined in the Securities Act) for such Stockholder and each person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Company Indemnified Parties") against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse such Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 3.15.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Company Indemnified Parties.

                  3.15.2 Indemnification of Company and Other Selling Stockholders. To the extent permitted by law, each Stockholder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (within the meaning of the Securities Act) for the Company, any person who controls such underwriter, and any other person or entity selling securities in such registration statement (the "Other Selling Stockholders") or any of such Other Selling Stockholders' directors, officers, partners, general partners or any person who controls such Other Selling Stockholders (collectively, the "Stockholder Indemnified Parties") against any losses, claims, damages or liabilities (joint or several) to which any such Stockholder Indemnified Parties may become subject, under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Stockholder in connection with such registration; and such Stockholder will reimburse any legal or other expenses reasonably incurred by any Stockholder Indemnified Parties in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 3.15.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Stockholder, which consent shall not be unreasonably withheld.

                  3.15.3 Indemnification Procedure. Promptly after receipt by any party entitled to indemnification under this Article 3 (an
         "Indemnified Party") of notice of the commencement of any action (including any governmental action), such Indemnified Party will, if a claim in respect thereof is to be made under this Article 3 against any party required to indemnify such Indemnified Party (an "Indemnifying Party") notify the Indemnifying Party in writing of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to notify an Indemnifying Party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Article 3, but the omission to so notify the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Article 3.

                                    ARTICLE 4

                                PREEMPTIVE RIGHT

         4.1 Grant of Preemptive Right. Except as set forth in Section 4.5, the Company hereby grants each Stockholder the right to purchase, pro rata, all or any part of New Securities (as defined in Section 4.2) that the Company may, from time to time after the date hereof, propose to sell and issue. A pro rata share, for purposes of this right, is the ratio that the sum of the number of Shares then held by each such Stockholder (including any shares of common stock issuable to such Stockholder upon conversion or exchange of any securities or pursuant to any option, warrant or similar right) bears to the sum of the total number of shares of common stock of the Company then outstanding (calculated on a fully diluted basis, including any shares of common stock issuable upon conversion or exchange of any securities or pursuant to option, warrant or similar right).

         4.2 New Securities. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, whether common or preferred and whether now authorized or not, and rights, options or warrants to purchase shares of capital stock of the Company, and securities of any type whatsoever that are, or may become, convertible into shares of capital stock or that are combined in units with capital stock. Notwithstanding the foregoing, "New Securities" does not include: (i) securities offered to the public generally pursuant to a registration statement under the Securities Act, (ii) stock issued pursuant to any rights or agreements, including without limitation convertible securities, options and warrants, provided that the preemptive right established by this Article 4 shall apply with respect to the initial sale or grant by the Company of such rights or agreements, (iii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, or (iv) stock issued to executive management of the Company pursuant to a written plan.

         4.3 Notice of Issuance. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Stockholder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. Each Stockholder shall have twenty days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

         4.4 Exercise of Right. If any Stockholder fails to exercise its preemptive rights within said twenty-day period, the Company shall have no more than sixty days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty days from the date of said agreement) to sell the New Securities not elected to be purchased by the Stockholders at the price and upon terms no more favorable to the purchasers of such securities than specified in the Company's notice. If the Company has not sold the New Securities or entered into an agreement to sell the New Securities as provided above, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided herein. Any attempted transfer not in compliance with this Section 4.4 shall be void.

         4.5 Termination of Preemptive Right. The preemptive right granted under this Agreement shall terminate upon the closing of an IPO.

                                    ARTICLE 5

                              BOARD REPRESENTATION

         5.1 Voting Agreement. Until the first to occur of: (i) the date the Company has closed an IPO or (ii) the date that is ten years from the date of this Agreement, the Stockholders agree as follows:

                  5.1.1 Number of Directors. To cause the Board of Directors of the Company to consist of no more than nine members, which shall consist of three persons nominated by the AEW Shareholder (the "AEW Nominees"), three persons nominated by the DMB Shareholder (the "DMB Nominees") and, subject to Section 5.1.5, three persons nominated by the mutual agreement of the AEW Nominees and the DMB Nominees (the "Joint Nominees").

                  5.1.2 Chairman of the Board. The Chairman of the Board shall be elected by the Board of Directors at the initial meeting of the Board of Directors and shall serve for a two-year term commencing from the date of such initial meeting. The Chairman of the Board appointed at the initial meeting of the Board of Directors of the Company shall be a DMB Nominee. Upon the expiration of the two-year term of the Chairman of the Board appointed at the initial meeting of the Board of Directors, the Chairman of the Board shall be an AEW Nominee who shall serve for a two-year term. Thereafter, the Chairman of the Board position shall rotate every two years between a DMB Nominee and an AEW Nominee. In the event a Chairman of the Board ceases to be the Chairman of the Board for any reason before his or her term expires, the Board of Directors shall appoint another director to fill the remaining term of such Chairman of the Board, provided that the successor Chairman of the Board shall be a DMB Nominee or an AEW Nominee consistent with the status of the Chairman of the Board who did not serve his or her entire term.

                  5.1.3 Voting  Obligations of DMB. The DMB Shareholder  agrees:
         (i) to vote or cause to be voted all Shares owned by it or for which it holds a valid proxy for the election of the AEW Nominees to the Company's Board of Directors, (ii) that in the event a director that was an AEW Nominee ceases to be a director for any reason before his or her term expires, to vote all Shares owned by it or for which it holds a valid proxy in favor of such other person as shall be nominated by AEW to replace such director and (iii) to vote all Shares owned by it or for which it has a valid proxy in a manner and to take all other actions with respect thereto (including, without limitation, calling special meetings of stockholders, and executing and delivering written consents) to effect the provisions of this Article 5.

                  5.1.4 Voting  Obligations of AEW. The AEW Shareholder  agrees:
         (i) to vote or cause to be voted all Shares owned by it or for which it holds a valid proxy for the election of the DMB Nominees to the Company's Board of Directors, (ii) that in the event a director that was an DMB Nominee ceases to be a director for any reason before his or her term expires, to vote all Shares owned by it or for which it holds a valid proxy in favor of such other person as shall be nominated by DMB to replace such director and (iii) to vote all Shares owned by it or for which it holds a valid proxy in a manner and to take all other actions with respect thereto (including, without limitation, calling special meetings of stockholders and executing and delivering written consents) to effect the provisions of this Article 5.

                  5.1.5 Stockholder Approval. Notwithstanding the foregoing, the advance written consent or unanimous vote of both the DMB Shareholder and the AEW Shareholder shall be required for: (i) all Joint Nominees elected to the Board of Directors, (ii) the filling of all vacancies on the Board of Directors, (iii) the appointment of a Chairman of the Board and (iv) the selection of the Company's Chief Executive Officer.

                                    ARTICLE 6

                              STOCKHOLDER APPROVAL

         6.1 Actions Requiring Stockholder Approval. Until the date the Company has closed an IPO, the Company shall not, without first obtaining the written consent of both the DMB Shareholder and the AEW Shareholder: (i) issue any shares of capital stock of the Company or securities convertible or exchangeable into shares of the Company's capital stock, except capital stock or securities issued to executive management of the Company pursuant to a written plan approved by action of the Board of Directors, (ii) register any equity or debt securities of the Company pursuant to the Securities Act or any state securities laws, (iii) register any Shares upon a request made in accordance with the provisions of Article 3 hereof, (iv) merge or consolidate with or into any other corporation or entity, (v) sell all or substantially all of the assets of the Company, (vi) redeem, repurchase or otherwise acquire any shares of capital stock or other securities of the Company, (vii) undertake any plan of reorganization or recapitalization or combine or reclassify the capital stock of the Company, (viii) liquidate or dissolve, or (ix) file a petition in bankruptcy or any other law relating to insolvency, reorganization or readjustment of debt.

         6.2 Buy/Sell Option. If either the Company or either Shareholder shall request the written consent of the DMB Shareholder and the AEW Shareholder to any of the actions set forth in Section 6.1(iii)-(ix), and one Stockholder (the "Consenting Stockholder") gives such consent but the other Stockholder (the "Non-Consenting Stockholder") does not so consent (such situation is hereinafter referred to as a "Deadlock Event"), then the Consenting Stockholder and the Non-Consenting Stockholder shall each have the right to initiate the following buy/sell option:

                  6.2.1 Company Notice;  Buy/Sell Notice. Within ten days of the occurrence of a Deadlock Event, the Company shall give written notice (the "Company Notice") to the Consenting Stockholder and the Non-Consenting Stockholder of the occurrence of such Deadlock Event. Each of the Consenting Stockholder and the Non-Consenting Stockholder shall have an option, continuing for a period of ninety days, beginning with the day following receipt of the Company Notice by both the Consenting and Non-Consenting Stockholders to exercise its buy/sell rights pursuant to this Section 6.2. If the Consenting or Non-Consenting Stockholder desires to exercise its buy/sell rights under this Section 6.2, such Consenting or Non-Consenting Stockholder (the "Notifying Stockholder") shall send written notice ("Buy/Sell Notice") to the other Stockholder as the case may be (the "Notified Stockholder"), which shall set forth the number of Shares held by such Notifying Stockholder (the "Specified Shares") and the per share price (the "Selling Price") at which the Specified Shares may be transferred, which shall be determined by the Notifying Stockholder in its sole discretion. The Specified Shares shall include all Shares held by the Notifying Stockholder. In the event both the Consenting Stockholder and the Non-Consenting Stockholder attempt to exercise their buy/sell rights under this Section 6.2.1, the operative Buy/Sell Notice shall be the first notice received by a Notified Stockholder.

                  6.2.2 Notified Stockholder's Option. The Notified Stockholder shall have an option, continuing for a period of ninety days beginning with the day following receipt of the Buy/Sell Notice to elect: (i) to acquire all, but not less than all, of the Specified Shares at the per share Selling Price and on the terms set forth in the Buy/Sell Notice, or (ii) to sell all, but not less than all, of the Shares then held by such Notified Stockholder to the Notifying Stockholder at the per share Selling Price and on the terms set forth in the Buy/Sell Notice. The Notified Stockholder must select one of the two foregoing options within such ninety day period and shall notify the Notifying Stockholder of the option it has selected prior to the expiration of such ninety day period. If the Notified Stockholder fails to notify the Notifying Stockholder of its selection prior to the expiration of such ninety day period, the Notified Stockholder shall be deemed to have elected to sell its Shares to the Notifying Stockholder at the per share Selling Price.

                  6.2.3 Transfer of Shares. Upon the determination of which Stockholder is to sell its Shares under this Section 6.2, both Stockholders shall thereupon take all action as may be required or necessary to effectuate the transfer of such Shares to the purchasing Stockholder pursuant to the terms set forth in this Section 6.2 as promptly as practicable, but in no event later than sixty (60) days thereafter.

                                    ARTICLE 7

                                      NOTES

         7.1 No Purchase of Series A, B, C or D Notes. Each Stockholder agrees that, without the advance written consent of the other Stockholder, it will not purchase or otherwise acquire an interest in the Company's Series A Unsecured Notes, Series B Unsecured Notes, Series C Notes or Series D Notes (if any).

         7.2 Enforcement of Series C Notes and Series D Notes. Each Stockholder agrees that, without the advance written consent of the other Stockholder, it will (i) not declare the Series C Notes or the Series D Notes (if any) in default, (ii) notify the Company of any default under the Series C Notes or the Series D Notes (if any), or (iii) take any action, legal or otherwise, to collect any principal, interest or other amounts due on the Series C Notes or Series D Notes (if any).

         7.3 Disproportionate Payment of Series C Notes or Series D Notes. The Company agrees that any payments of principal or interest it makes on the Series C Notes or the Series D Notes (if any) to the Stockholders will be made to each of the Stockholders in proportion to the respective principal amounts of such Series C Notes and Series D Notes (if any), as applicable, then held by each of them. If a payment is made to a Stockholder that violates the provisions of this
Section 7.3, the Stockholder who receives such payment shall hold it in trust for the other Stockholder and pay it over the other Stockholder as soon as practicable after receipt of such payment.

         7.4 Transfers. Each Stockholder agrees that it will not transfer any Series C Notes or Series D Notes (if any) unless the transferee of such Series C Notes or Series D Notes agrees to be bound to the provisions of Sections 7.2 and 7.3.

         7.5 Expiration. The provisions of this Article 7 shall expire on the first to occur of (i) the date the Company has closed an IPO or (ii) the date that either Stockholder ceases to own an interest in the Series C Notes, the Series D Notes (if any) or the Shares.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1 Stockholder Information. UDC agrees to provide to each Stockholder promptly upon the receipt of its written request, any information reasonably requested regarding the business or operations of UDC. The provisions of this
Section 8.1 shall terminate upon the closing of an IPO.

         8.2 Endorsement of Shares. Upon the execution of this Agreement, the certificates representing the Shares shall be surrendered to the Secretary of the Company and endorsed as follows:

         The shares of stock represented by this certificate are subject to a Stockholders Agreement to which the Company is a party, and none of such shares, or any interest therein, shall be transferred, pledged, encumbered or otherwise disposed of except as provided in such Agreement. A copy of the Stockholders Agreement is on file in the office of the Company and will be made available for inspection to any properly interested person without charge within five days after the Company's receipt of a written request.

         8.3 Filing of Agreement. A copy of this Agreement, together with any amendments hereto shall remain on file with the Secretary of the Company and shall be available for inspection by any properly interested person without charge within five days after the Company's receipt of a written request therefor.

         8.4 Assignment. This Agreement may not be assigned by any party hereto except to a permitted assignee of the Shares. Any attempt to assign in violation of this provision shall be void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties respective successors and permitted assigns.

         8.5 Amendment. This Agreement may only be amended by a written agreement approved by the Company and the Stockholders. Any agreement so approved shall be executed by the Company and the Stockholders and filed with the Secretary of the Company.

         8.6 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         8.7 Severability. In the case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, all other provisions hereof shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to any of the parties.

         8.8 Notices. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given and received upon actual receipt or refusal) by hand delivery or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         If to DMB:

                  DMB Residential L.L.C.
                  4201 North 24th Street, Suite 120
                  Phoenix, Arizona 85016
                  Attention:  Drew M. Brown

         with a copy to:

                  Fennemore Craig, P.C.
                  Two N. Central, Suite 2200
                  Phoenix, Arizona 85004
                  Attention:  Karen McConnell

         If to AEW:

                  Eastrich No. 184, LLC
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  Attention:  Thomas H. Nolan, Jr. and J. Grant Monahon

         with a copy to:

                  Squire, Sanders & Dempsey
                  40 North Central, Suite 2700
                  Phoenix, Arizona 85004-4440
                  Attention:  Christopher D. Johnson

         If to the Company:

                  UDC Homes, Inc.
                  4812 South Mill Avenue
                  Tempe, Arizona  85282
                  Attention:  Robert Coltin

         8.9 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument, and each of said counterparts shall be deemed an original hereof.

         8.10 Waiver. Failure of any party to exercise any right or option arising out of a breach of this Agreement shall not be deemed a waiver of any right or option with respect to any subsequent or different breach, or the continuance of any existing breach.

         8.11 Captions. Captions and section headings used herein are for convenience only and are not a part of this Agreement and shall not be deemed to limit or alter any provisions hereof.

         8.12 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         8.13 Attorneys' Fees. In the event suit is brought by any party to this Agreement to enforce the terms of the Agreement or to collect any money due hereunder, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

         8.14 Further Assurances. Each Stockholder agrees to execute and deliver any further or additional instruments and to perform any acts which may become reasonably necessary in order to effectuate and carry out the purposes of this Agreement, including without limitation any amendments to the Certificate of Incorporation or Bylaws of the Company that are necessary or reasonably appropriate to effect the purposes of this Agreement.

         8.15 Equitable Remedies. Each Stockholder agrees that monetary damages for any breach of the provisions of this Agreement may be inadequate and that each Stockholder shall be entitled to injunctive and other equitable relief in addition to any other remedy such Stockholder may have under this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day, month and year first written above.

                                    DMB RESIDENTIAL, L.L.C.
                                    an Arizona limited liability company



                                    By:      DMB Associates, Inc.



                                    By:      /s/ Timothy A. Kaehr
                                             -----------------------------------
                                             Name:Timothy A. Kaehr
                                                  ------------------------------
                                             Title:Executive Vice President
                                                   -----------------------------

                                    EASTRICH NO. 184, LLC
                                    a Delaware limited liability company



                                    By:      /s/ Thomas H. Nolan, Jr.
                                             -----------------------------------
                                             Name:Thomas H. Nolan, Jr.
                                                  ------------------------------
                                             Title: Authorized Signatory
                                                   -----------------------------

                                    UDC HOMES, INC.
                                    a Delaware corporation



                                    By:       /s/ Jacques C. Lazard
                                             -----------------------------------
                                              Name:Jacques C. Lazard
                                                  ------------------------------
                                              Title:Executive Vice President/CFO
                                                   -----------------------------